SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES	12 Months Ended
Dec. 25, 2013
Accounting Policies [Abstract]
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Liquidity

The Company’s principal liquidity requirements are to service its debt and meet capital expenditure needs. At December 25, 2013, the Company’s total debt (including capital lease liabilities) was $289.2 million. The Company’s ability to make payments on its indebtedness and to fund planned capital expenditures will depend on available cash and its ability to generate adequate cash flows in the future, which, to a certain extent, is subject to general economic, financial, competitive, legislative, regulatory and other factors that are beyond the Company’s control. Based on current operations, the Company believes that its cash flows from operations, available cash of $17.0 million at December 25, 2013 and available borrowings under the credit facility (which availability was $7.7 million at December 25, 2013) will be adequate to meet the Company’s liquidity needs for the next 12 months.

Basis of Presentation

The Company uses a 52- or 53-week fiscal year ending on the last Wednesday of the calendar year. In a 52-week fiscal year, each quarter includes 13 weeks of operations; in a 53-week fiscal year, the first, second and third quarters each include 13 weeks of operations and the fourth quarter includes 14 weeks of operations. Every six or seven years a 53-week fiscal year occurs. Fiscal 2013 and 2012, which were 52-week years, ended on December 25, 2013 and December 26, 2012, respectively.

Principles of Consolidation

The accompanying consolidated financial statements include the accounts of Holdings and its wholly owned subsidiaries. All significant intercompany balances and transactions have been eliminated in consolidation.

Use of Estimates

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the consolidated financial statements and revenue and expenses during the period reported. Actual results could materially differ from those estimates. The Company’s significant estimates include estimates for impairment of goodwill, intangible assets and plant and equipment, insurance reserves, lease termination liabilities, stock-based compensation, and income tax valuation allowances.

Cash and Cash Equivalents

The Company considers all highly liquid instruments with a maturity of three months or less at the date of purchase to be cash equivalents.

Restricted Cash

The Company’s restricted cash represents cash collateral to one commercial bank for Company credit cards.

Concentration of Risk

Cash and cash equivalents are maintained at financial institutions and, at times, balances may exceed federally insured limits. The Company has never experienced any losses related to these balances.

The Company had two suppliers for which amounts due at December 25, 2013 and December 26, 2012 totaled 45% and 51% and 11% and 13%, respectively, of the Company’s accounts payable. Purchases from the same suppliers for the years ended December 25, 2013 and December 26, 2012 totaled 31% and 13% and 24% and 15%, respectively, of the Company’s purchases. Company-operated and franchised restaurants in the greater Los Angeles area generated, in the aggregate, approximately 80% and 81% of revenue for the years ended December 25, 2013 and December 26, 2012, respectively.

Accounts and Other Receivables, Net

Accounts and other receivables consist primarily of royalties, advertising and sublease rent and related amounts receivable from franchisees which are due on a monthly basis that may differ from the Company’s month-end dates as well as credit/debit card receivables. The need for an allowance for doubtful accounts is reviewed on a specific identification basis based upon past due balances and the financial strength of the obligor. Bad debt expense was immaterial for the years ended December 25, 2013 and December 26, 2012.

Inventories

Inventories consist principally of food, beverages and paper supplies and are valued at the lower of average cost or market.

Property and Equipment Owned, Net

Property and equipment is stated at cost and is depreciated using the straight-line method over the estimated useful lives of the assets. Leasehold improvements and property held under capital leases are amortized over the shorter of their estimated useful lives or the remaining lease terms. For leases with renewal periods at the Company’s option, the Company generally uses the original lease term, excluding the option periods, to determine estimated useful lives; if failure to exercise a renewal option imposes an economic penalty on the Company, such that management determines at the inception of the lease that renewal is reasonably assured, the Company may include the renewal option period in the determination of appropriate estimated useful lives.

The estimated useful service lives are as follows:

Buildings	20 years
Land improvements	3 – 30 years
Building improvements	3 – 10 years
Restaurant equipment	3 – 10 years
Other equipment	2 – 10 years
Leasehold improvements	Shorter of useful life or lease term

The Company capitalizes certain costs in conjunction with site selection that relate to specific sites for planned future restaurants. The Company also capitalizes certain costs, including interest, in conjunction with constructing new restaurants. These costs are included in property and amortized over the shorter of the life of the related buildings and leasehold improvements or the lease term. Costs related to abandoned sites and other site selection costs that cannot be identified with specific restaurants are charged to general and administrative expenses in the accompanying consolidated statements of operations. The Company did not capitalize any internal costs or interest costs related to site selection and construction activities during the years ended December 25, 2013 or December 26, 2012.

Goodwill and Indefinite Lived Intangible Assets

The Company’s indefinite lived intangible assets consist of trademarks. Goodwill represents the excess of cost over fair value of net identified assets acquired in business combinations accounted for under the purchase method. Goodwill resulted from the Acquisition and from the acquisition of certain franchise locations.

Upon the sale of a restaurant, goodwill is decremented. The amount of goodwill written-off is determined based on the relative fair value of the reporting unit disposed of as a percentage of the fair value of the reporting unit retained.

The Company does not amortize its goodwill and indefinite lived intangible assets. The Company performs its impairment test annually at its fiscal year end, or more frequently if impairment indicators arise. The Company reviews goodwill for impairment utilizing either a qualitative assessment or a two-step process. If the Company decides that it is appropriate to perform a qualitative assessment and concludes that the fair value of a reporting unit more likely than not exceeds its carrying value, no further evaluation is necessary. If the Company performs the two-step process, the first step of the goodwill impairment test is used to identify potential impairment by comparing the fair value of a reporting unit with its carrying amount, including goodwill. If the fair value of a reporting unit exceeds its carrying amount, goodwill of the reporting unit is considered not impaired and the second step of the impairment test is unnecessary. If the carrying amount of a reporting unit exceeds its fair value, the second step of the goodwill impairment test is performed to measure the amount of impairment loss, if any.

The second step of the goodwill impairment test compares the implied fair value of the reporting unit’s goodwill with the carrying amount of that goodwill. If the carrying amount of the reporting unit’s goodwill exceeds the implied fair value of that goodwill, an impairment loss is recognized in an amount equal to that excess. The implied fair value of goodwill is determined in the same manner as the amount of goodwill recognized in a business combination. That is, the fair value of the reporting unit is allocated to all of the assets and liabilities of that unit (including any unrecognized intangible assets) as if the reporting unit had been acquired in a business combination and the fair value of the reporting unit was the purchase price paid to acquire the reporting unit.

The assumptions used in the estimate of fair value are generally consistent with the past performance of the Company’s reporting unit and are also consistent with the projections and assumptions that are used in current operating plans. These assumptions are subject to change as a result of changing economic and competitive conditions.

The impairment test for indefinite lived intangible assets consists of either a qualitative assessment or a comparison of the fair value of the intangible asset with its carrying amount. The excess of the carrying amount of the intangible asset over its fair value is its impairment loss.

No impairment was recorded during the years ended December 25, 2013 or December 26, 2012.

Other Intangibles, Net—definite lived

Definite lived intangible assets consist of the value allocated to the Company’s favorable and unfavorable leasehold interests that resulted from the Acquisition.

Favorable leasehold interest represents the asset in excess of the approximate fair market value of the leases assumed as of November 17, 2005, the date of the Acquisition. The amount is being reduced over the approximate average life of the leases. This amount is shown as other intangible assets-net on the accompanying consolidated balance sheets.

Unfavorable leasehold interest liability represents the liability in excess of the approximate fair market value of the leases assumed as of November 17, 2005, the date of the Acquisition. The amount is being reduced over the approximate average life of the leases. This amount is shown as other intangible liabilities-net on the accompanying consolidated balance sheets.

Intangible assets and liabilities with a definite life are amortized using the straight-line method over their estimated useful lives as follows:

Favorable leasehold interests	1 to 18 years (remaining lease term)
Unfavorable leasehold interests	1 to 20 years (remaining lease term)

Deferred Financing Fees

Deferred financing fees are capitalized and amortized over the period of the loan on an effective interest rate basis, which approximates the effective interest method. Included in other assets are fees (net of accumulated amortization) of $7.8 million and $10.0 million as of December 25, 2013 and December 26, 2012, respectively. Amortization expense for deferred financing costs was $2.0 million and $2.1 million for the years ended December 25, 2013 and December 26, 2012, respectively, and is reflected as a component of interest expense in the accompanying consolidated statements of operations. In conjunction with the October 11, 2013 refinancing of the Company’s debt, $8.4 million of unamortized deferred finance costs related to the prior debt were written off (see Notes 6 and 7).

Impairment of Long-Lived Assets

The Company reviews its long-lived assets for impairment on a restaurant-by-restaurant basis whenever events or changes in circumstances indicate that the carrying value of certain assets may not be recoverable. If the Company concludes that the carrying value of certain assets will not be recovered based on expected undiscounted future cash flows, an impairment write-down is recorded to reduce the assets to their estimated fair value. The Company recorded non-cash impairment charges of $27,000 and $42,000 for the years ended December 25, 2013 and December 26, 2012, respectively.

Insurance Reserves

The Company is responsible for workers’ compensation, general and health insurance claims up to a specified aggregate stop loss amount. The Company maintains a reserve for estimated claims both reported and incurred but not reported, based on historical claims experience and other assumptions. At December 25, 2013 and December 26, 2012, the Company had accrued $3,597,000 and $3,153,000, respectively, and such amounts are reflected as accrued insurance in the accompanying consolidated balance sheets. The expense for such reserves for the years ended December 25, 2013 and December 26, 2012 totaled $6,912,000 and $8,361,000, respectively. These amounts are included in payroll and benefits and general and administrative expenses on the accompanying consolidated statements of operations.

Restaurant and Franchise Revenue

Revenues from the operation of company-operated restaurants are recognized as food and beverage products are delivered to customers and payment is tendered at the time of sale. The Company presents sales net of sales-related taxes and promotional allowances. Promotional allowances amounted to approximately $5.7 million and $4.0 million during the years ended December 25, 2013 and December 26, 2012, respectively. Franchise revenue consists of franchise royalties, initial franchise fees, license fees due from franchisees, IT support services and rental income for leases and subleases to franchisees. Franchise royalties are based upon a percentage of net sales of the franchisee and are recorded as income as such sales are earned by the franchisees. Initial franchise and license fees are recognized when all material obligations have been performed and conditions have been satisfied, typically when operations of the franchised restaurant have commenced. Initial franchise fees recognized during the years ended December 25, 2013 and December 26, 2012, totaled $521,000 and $186,000, respectively. The Company recognizes renewal fees when a renewal agreement with a franchisee becomes effective.

Advertising Costs

Advertising expense is recorded as the obligation to contribute to the advertising fund is created, generally when the associated revenue is recognized. Advertising expense, which is a component of occupancy and other operating expenses, was $11.9 million and $11.2 million for the years ended December 25, 2013 and December 26, 2012, respectively, and is net of $15.8 million and $14.1 million, respectively, funded by the franchisees’ advertising fees.

Franchisees pay a monthly fee to the Company that ranges from 4% to 5% of their restaurants’ net sales as reimbursement for advertising, public relations and promotional services the Company provides. Fees received in advance of provided services are included in other accrued expenses and current liabilities and were $265,000 and $257,000 at December 25, 2013 and December 26, 2012, respectively. Pursuant to Intermediate’s Franchise Disclosure Document, company-operated restaurants contribute to the advertising fund on the same basis as franchised restaurants. At December 25, 2013, the Company was obligated to spend an additional $119,000 in future periods to comply with this requirement.

Production costs of commercials, programming and other marketing activities are charged to the advertising funds when the advertising is first used for its intended purpose, and the costs of advertising are charged to operations as incurred. Total contributions and other marketing expenses, are included in selling, general, and administrative expenses in the accompanying consolidated statements of operations.

Preopening Costs

Preopening costs incurred in connection with the opening of new restaurants are expensed as incurred. Preopening costs, which are included in general and administrative expenses on the accompanying consolidated statements of operations, were $201,000 and $320,000 for the years ended December 25, 2013 and December 26, 2012, respectively.

Franchise Area Development Fees

The Company receives area development fees from franchisees when they execute multi-unit area development agreements. The Company does not recognize revenue from the agreements until the related restaurants open or at the time the development agreements expire, if the required units are not opened. Unrecognized area development fees totaled $90,000 and $210,000 at December 25, 2013 and December 26, 2012, respectively, and are included in other accrued expenses and current liabilities and other noncurrent liabilities in the accompanying consolidated balance sheets. As of December 25, 2013, the Company had executed development agreements that represent commitments to open twelve franchised restaurants at various dates through 2015.

Gift cards

The Company sells gift cards to its customers in the restaurants and through selected third parties. The gift cards sold to customers have no stated expiration dates and are subject to actual and/or potential escheatment rights in several of the jurisdictions in which the Company operates. The Company recognizes income from gift cards when redeemed by the customer.

Operating Leases

Rent expense for the Company’s operating leases, which generally have escalating rentals over the term of the lease, is recorded on a straight-line basis over the expected lease term. The lease term begins when the Company has the right to control the use of the leased property, which is typically before rent payments are due under the terms of the lease. Rent expense is included in occupancy and other operating expenses on the consolidated statements of operations. The difference between rent expense and rent paid is recorded as deferred rent, which is included in other noncurrent liabilities in the accompanying consolidated balance sheets. Percentage rent expenses are recorded based on estimated sales or gross margin for respective restaurants over the contingency period.

Any leasehold improvements that are funded by lessor incentives under operating leases are recorded as leasehold improvements and amortized over the expected lease term. Such incentives are also recorded as deferred rent and amortized as reductions to rent expense over the expected lease term.

Income Taxes

The provision for income taxes, income taxes payable and deferred income taxes are determined using the asset and liability method. Deferred tax assets and liabilities are determined based on temporary differences between the financial carrying amounts and the tax basis of assets and liabilities using enacted tax rates in effect in the years in which the temporary differences are expected to reverse. On a periodic basis, the Company assesses the probability that its net deferred tax assets, if any, will be recovered. If after evaluating all of the positive and negative evidence, a conclusion is made that it is more likely than not that some portion or all of the net deferred tax assets will not be recovered, a valuation allowance is provided by a charge to tax expense to reserve the portion of the deferred tax assets which are not expected to be realized.

The Company reviews its filing positions for all open tax years in all U.S. federal and state jurisdictions where the Company is required to file.

When there are uncertainties related to potential income tax benefits, in order to qualify for recognition, the position the Company takes has to have at least a “more likely than not” chance of being sustained (based on the position’s technical merits) upon challenge by the respective authorities. The term “more likely than not” means a likelihood of more than 50 percent. Otherwise, the Company may not recognize any of the potential tax benefit associated with the position. The Company recognizes a benefit for a tax position that meets the “more likely than not” criterion at the largest amount of tax benefit that is greater than 50 percent likely of being realized upon its effective resolution. Unrecognized tax benefits involve management’s judgment regarding the likelihood of the benefit being sustained. The final resolution of uncertain tax positions could result in adjustments to recorded amounts and may affect our results of operations, financial position and cash flows.

The Company’s policy is to recognize interest and/or penalties related to income tax matters in income tax expense. The Company had no accrual for interest or penalties at December 25, 2013 and December 26, 2012, respectively, and has not recognized interest and/or penalties during the years ended December 25, 2013 and December 26, 2012, respectively, since there are no material unrecognized tax benefits. Management believes no material change to the amount of unrecognized tax benefits will occur within in the next 12 months.

The tax years subject to examination by major tax jurisdictions include the years 2010 and forward by the U.S. Internal Revenue Service, and the years 2009 and forward for various states.

Fair Value Measurements

Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Financial assets and liabilities carried at fair value are classified and disclosed in one of the following three categories:

•	Level 1: Quoted prices for identical instruments in active markets.

•	Level 2: Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations whose inputs or significant value drivers are observable.

•	Level 3: Unobservable inputs used when little or no market data is available.

As of December 25, 2013 and December 26, 2012, the Company had no assets and liabilities measured at fair value on a recurring basis, except for two interest rate caps (which are Level 3 assets), which are not material.

Fair Value of Financial Instruments

The carrying amounts of cash and cash equivalents, restricted cash, accounts receivable, accounts payable and certain accrued expenses approximate fair value due to their short term maturities. The recorded values of notes payable approximate fair value, as interest approximates market rates (Level 3 measurement). The recorded value of other notes payable and senior secured notes payable approximates fair value, based on borrowing rates currently available to the Company for loans with similar terms and remaining maturities (Level 3 measurement).

Stock Based Compensation

Accounting literature requires the recognition of compensation expense using a fair-value based method for costs related to all share-based payments including stock options and stock issued under the Company’s employee stock plans. The guidance also requires companies to estimate the fair value of share-based payment awards on the date of grant using an option-pricing model. The cost is recognized on a straight-line basis over the period during which an employee is required to provide service, usually the vesting period. For options that are based on a performance requirement, the cost is recognized on an accelerated basis over the period in which the performance criteria relate.

Earnings per share

Earnings per share (“EPS”) is calculated using the weighted average number of common shares outstanding during each period. Diluted EPS assumes the conversion, exercise or issuance of all potential common stock equivalents unless the effect is to reduce a loss or increase the income per share. For purposes of this calculation, options are considered to be common stock equivalents and are only included in the calculation of diluted earnings per share when their effect is dilutive. The shares used to compute basic and diluted net income per share represent the weighted-average common shares outstanding.

Recent Accounting Pronouncements

In July 2013, the Financial Accounting Standards Board (“FASB”) issued ASU No. 2013-11, Presentation of an Unrecognized Tax Benefit When a Net Operating Loss Carryforward, a Similar Tax Loss, or a Tax Credit Carryforward Exists (ASU 2013-11), to require that in certain cases, an unrecognized tax benefit, or portion of an unrecognized tax benefit, should be presented in the financial statements as a reduction to a deferred tax asset for a net operating loss carryforward, a similar tax loss, or a tax credit carryforward when such items exist in the same taxing jurisdiction. ASU 2013-11 is effective for fiscal years, and interim periods within those years, beginning after December 15, 2013. The Company does not believe the adoption of this standard will have a significant impact on the Company’s consolidated financial statements.

Reclassifications

Certain reclassifications were made to the prior year consolidated financial statements to conform to current year presentation.